UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 9, 2014

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2014, Tonix Pharmaceuticals Holding Corp. (the “Company”) held its annual meeting of shareholders, at which the Company’s shareholders approved four proposals. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on May 2, 2014 pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.

Proposal 1

The Company’s shareholders elected eight individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Seth Lederman	3,542,628	5,650	3,882,231
Stuart Davidson	3,342,715	205,563	3,882,231
Patrick Grace	3,542,328	5,950	3,882,231
Donald W. Landry	3,544,028	4,250	3,882,231
Ernest Mario	3,344,115	204,163	3,882,231
Charles E. Mather IV	3,543,828	4,450	3,882,231
John Rhodes	3,543,828	4,450	3,882,231
Samuel Saks	3,344,015	204,263	3,882,231

Proposal 2

The Company’s shareholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, as set forth below:

Votes For	Votes Against	Abstentions
7,419,650	2,659	8,200

Proposal 3

The Company’s shareholders approved the Tonix Pharmaceuticals Holding Corp. 2014 Stock Incentive Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,213,995	318,275	16,008	3,882,231

Proposal 4

The Company’s shareholders approved the Tonix Pharmaceuticals Holding Corp. 2014 Employee Stock Purchase Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,441,891	90,555	15,832	3,882,231

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Item 8.01 Other Events.

On June 10, 2014, the Company issued a press release announcing that the U.S. Food and Drug Administration cleared the Company’s investigational new drug (“IND”) application to develop TNX-102 SL for the treatment of post-traumatic stress disorder (“PTSD”). The Company further reported that, as a result of the clearance of the IND, the Company will be able to move forward in the third quarter of this year with its planned U.S.-based Phase 2 clinical trial designed to evaluate the safety and efficacy of TNX-102 SL in patients with PTSD.

A copy of the press release that discusses this matter is filed as Exhibit 99.01 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01	Press Release, dated June 10, 2014, issued by Tonix Pharmaceuticals Holding Corp.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: June 10, 2014	By: /s/ LELAND GERSHELL
Leland Gershell
Chief Financial Officer

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